21Shares 2x Long Dogecoin ETF (TXXD)
21Shares 2x Long Sui ETF (TXXS)

Each, a series of Listed Funds Trust
Listed on Nasdaq Stock Market, LLC

PROSPECTUS

November 18, 2025

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or the U.S. Commodity Futures Trading Commission (the “CFTC”), nor have the SEC or CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

21Shares 2x Long Dogecoin ETF - FUND SUMMARY
Important Information About the Fund
The 21Shares 2x Long Dogecoin ETF (the “DOGE Fund” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of Dogecoin (“DOGE”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of DOGE for the same period. For periods longer than a single day, the Fund will lose money if DOGE’s performance is flat, and it is possible that the Fund will lose money even if the price of DOGE increases. Longer holding periods, higher volatility in the price of DOGE, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher DOGE volatility, the volatility of DOGE may affect the Fund’s return as much as or more than the return of the price of DOGE.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of DOGE. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	1.89%

1.Estimated for the current fiscal year. “Other Expenses” does not include fees, if any, paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. Such fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, would be embedded in the returns of any swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary (defined below), and provides the Subsidiary with the same type of management, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through November 18, 2026. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$192	3 Years	$594

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that the Adviser and Sub-Adviser believe in combination should produce daily returns (before fees and expenses) that correspond to two times (2x) the daily price performance of DOGE. However, there can be no guarantee that such a strategy will produce the desired results or that any DOGE-related investment will provide returns that closely correlate to those produced by DOGE. Generally, DOGE-related investments are subject to certain implementation costs and expenses not applicable to direct investments in DOGE that will cause the returns of DOGE-related investments to differ from those of direct investments in DOGE. Additionally, the ability to trade DOGE 24 hours a day may give rise to differences in returns of DOGE-related investments that trade during standard market hours.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser and Sub-Adviser believe, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of DOGE. The Fund does not invest directly in DOGE.
The Fund will invest principally in the financial instruments listed below:
•DOGE Futures Contracts. To obtain 2x daily exposure to DOGE, the Fund may enter into, as the “buyer,” DOGE futures contracts that trade on an exchange registered with the Commodity Futures Trading Commission (“CFTC”) (“DOGE Futures Contracts”). In order to maintain its 2x daily exposure to DOGE, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in DOGE Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•Swap Agreements. The Fund may achieve some or all of its exposure to DOGE through its use of one or more swap agreements. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or in the case of the Fund, the return earned on an investment in DOGE that is equal, on a daily basis, to 200% of the value of the Fund’s net assets (each, a “DOGE Swap”). As of the date of this Prospectus, it is expected that the Fund (and certain of its investments) will reference one or more of the following benchmarks for purposes of determining the price of DOGE: (i) exchange traded products (“ETPs”) that hold DOGE directly (a “Spot DOGE ETP”), (ii) an index or other reference rate that the Adviser and Sub-Adviser believe produce daily returns consistent with those of DOGE (“DOGE Index”), or (iii) other benchmarks that the Adviser and Sub-Adviser believe produce daily returns consistent with those of DOGE (collectively with any Spot DOGE ETP and any DOGE Index, a “Reference Asset” or the “Reference Assets”). The DOGE Swaps may reference Spot DOGE ETPs listed on a U.S. or European exchange. The Fund may also invest directly in shares of Spot DOGE ETPs. Such Spot DOGE ETPs are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, do not provide investors with the investor protections of the 1940 Act. Generally, any such DOGE Swap will provide the Fund with a return earned by the Spot DOGE ETP that is equal, on a daily basis, to 200% of the value of the Fund’s net assets, be fully funded with all collateral maintained by a third party pursuant to a tri-party arrangement, and be subject to daily collateral adjustments to align the value of collateral with the value of the reference asset. The Fund also may invest directly in one or more of the afore-mentioned Spot DOGE ETPs. The Fund may invest in ETPs or other products managed by, sponsored by, or otherwise associated with the Sub-Adviser.
•DOGE Options. The Fund also may invest in exchange-traded options contracts that reference DOGE, DOGE Futures Contracts, or Spot DOGE ETPs (“DOGE Options”). As of the date of this Prospectus, there were no DOGE Options available for investment by the Fund. However, it is expected that DOGE Options will be available in the future. To the extent available, the Fund may invest in options traded on an exchange registered with the CFTC, or on Canadian and/or European exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
The mix of financial instruments to achieve the desired exposure to DOGE is at the sole discretion of the Adviser and Sub-Adviser. The Adviser and Sub-Adviser may consider the following factors, among others, when determining the Fund’s investments in DOGE-

related investments, other financial instruments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties and market conditions.
The Fund also expects to engage in reverse repurchase agreements, a form of borrowing.
The Fund expects to invest in DOGE-related investments primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to DOGE-related investments within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as DOGE-related investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Asset Diversification Test”).
The Adviser and Sub-Adviser attempt to consistently apply leverage to obtain Reference Asset exposure for the Fund equal to 200% of the value of its net assets and expects to adjust its exposure to the Reference Assets daily to maintain such exposure. A “single day,” “day,” or “trading day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation.
The Fund will attempt to achieve its investment objective without regard to the overall market movement or the increase or decrease of the price of DOGE. At the close of the markets on each trading day, the Adviser and Sub-Adviser determine the type, quantity, and mix of investment positions, so that its exposure to the price of DOGE is consistent with the Fund’s investment objective. The impact of movements in the price of DOGE during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. For example, if the price of DOGE has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of DOGE has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. These adjustments typically result in high portfolio turnover.
The Fund also expects to invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser and Sub-Adviser to be of comparable quality. Such investments are designed to provide liquidity or collateralize the Fund’s investments in financial instruments, such as certain of the DOGE-related investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will likely differ in amount, and possibly even direction, from two times (2x) the price performance of DOGE for the same period. The Fund will lose money if the price performance of DOGE is flat over time, and the Fund can lose money regardless of the performance of the price of DOGE because of daily rebalancing, the volatility of the price of DOGE, compounding of each day’s return, and other factors. See “Principal Investment Risks” below.
DOGE Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.

DOGE Options
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Additional Information about the Spot DOGE ETPs
The Fund may derive a significant amount of its exposure to the price performance of DOGE from swap agreements or options that reference a Spot DOGE ETP. The Spot DOGE ETPs in which the Fund may invest (or which may be used as a reference asset by the Fund) are exchange-traded products that are designed to provide exposure to the performance of DOGE and are fully secured by holdings of DOGE. Each non-U.S. Spot DOGE ETP issues bonds that are collateralized by the respective amount of units of DOGE. The issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying DOGE equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of DOGE. The value and performance of the bonds materially depends on the value and performance of issuer’s holdings of DOGE. Based on the non-U.S. Spot DOGE ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of DOGE nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot DOGE ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants. Once the bonds issued by non-U.S. Spot DOGE ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
Additional information about each of the Spot DOGE ETPs in which the Fund may use as a reference asset as of the date of this Prospectus is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	DOGE Holdings (as of October 31, 2025)
21Shares Dogecoin ETP	Switzerland	SIX Swiss Exchange	$22.61m
The value of shares of a Spot DOGE ETP may not directly correspond to the price of DOGE, and is highly volatile. The price of a Spot DOGE ETP may go down even if the price of the underlying asset, DOGE, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot DOGE ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of DOGE. This means the sponsor does not speculatively sell DOGE at times when its price is high or speculatively acquire DOGE at low prices in the expectation of future price increases. The Spot DOGE ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot DOGE ETP’s custodian will keep custody of the Spot DOGE ETP’s DOGE, and will keep all of the private keys associated with such Spot DOGE ETP’s DOGE held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot DOGE ETP’s DOGE are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
DOGE
DOGE is a digital asset that is mined and transmitted via the peer-to-peer Dogecoin Network, a decentralized network of computers that operates on cryptographic protocols. The Dogecoin Network allows people to exchange tokens of value, called Dogecoin or “DOGE.”
DOGE can be used to pay for goods and services, including to send a transaction on the Dogecoin Network, or it can be converted to fiat currencies, such as the U.S. dollar. The Dogecoin Network is based on a shared public ledger, the Dogecoin Blockchain, similar to the Bitcoin network. However, the Dogecoin Network differentiates itself from many other digital asset networks in that its stated primary function is as an open-source peer-to-peer digital currency. DOGE may be used, among other purposes, for tipping, donations, and online purchases.
Transactions of DOGE are processed by a distributed network of computers called “miners.” Miners are rewarded with DOGE for their efforts. Unlike a centralized system, no single entity controls the Dogecoin Network. Instead, the infrastructure is collectively maintained by a decentralized user base whereby a network of independent nodes validates transactions and reaches consensus using the proof-of-work mechanism employed by the Dogecoin Blockchain. This system ensures network security by requiring computational power from miners. The Dogecoin Blockchain was originally created as a fork of the Litecoin Blockchain but was subsequently refactored to operate from a technical perspective in a manner similar to the Bitcoin Blockchain. Unlike the Bitcoin Blockchain, however, which settles a block of transactions roughly every 10 minutes, the Dogecoin Blockchain settles a block of transactions roughly every 1 minute. This makes the Dogecoin Blockchain suitable for transactions that need faster confirmation times. The Dogecoin Blockchain can also settle more transactions per second than the Bitcoin Blockchain. Notably, however, significantly less computing power is directed to maintaining the Dogecoin Blockchain as compared to the Bitcoin Blockchain, which may make the Dogecoin Blockchain less secure than the Bitcoin Blockchain.
Transactions on the Dogecoin Blockchain are validated by a decentralized network of miners using a proof-of-work consensus mechanism. These miners compete to solve complex cryptographic puzzles, and the first to solve a puzzle adds a new block to the blockchain. Unlike systems that rely on trusted validators, DOGE’s network relies on computational power to ensure that transactions are valid and correctly ordered on the ledger. Miners are entities (which can be individuals, mining pools, or organizations) that dedicate computing resources to secure the network and validate transactions. The integrity and accuracy of the DOGE Blockchain are maintained by this decentralized process. Each node in the network independently verifies transactions and blocks to ensure they follow the protocol’s rules. The decentralized architecture of DOGE eliminates the need for trusted lists, as consensus is achieved through the proof-of-work system, ensuring a trustless and secure network.
DOGE was initially developed in 2013 by the software developers Billy Markus and Jackson Palmer, who created the Dogecoin Blockchain and launched the Dogecoin Network as a way of making fun of Bitcoin and other digital assets, which they believed were being taken too seriously. DOGE was designed as a “fun and friendly internet currency,” and adopted the image of a Shibu Inu dog as its logo. Despite, or perhaps because of, its satirical origins, DOGE gained rapid interest and adoption in online communities, and rapidly became one of the larger digital assets when measured by market capitalization. Users soon began using DOGE for certain financial transactions, including tipping, trading, and donations. DOGE is often referred to as the first “meme coin,” which refers to digital assets that are inspired by internet memes or trends.
At the time of its launch in 2013, DOGE’s Blockchain had no pre-mined supply. Instead, new DOGE are continuously created as miners validate transactions and secure the network. DOGE’s issuance follows an inflationary model, with no fixed supply cap. Initially, the reward for mining a block was randomized, but in 2014 it was fixed at 10,000 DOGE per block. This ongoing issuance ensures a consistent supply of DOGE to reward miners and maintain network security. Dogecoin’s supply is entirely determined by its blockchain protocol and mining process, without any controlling organization managing reserves or distributing coins.
Principal Investment Risks
DOGE and DOGE-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of DOGE-related investments, and therefore the performance of the Fund, may differ significantly from the performance of DOGE.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
The Fund may not achieve its leveraged investment objective. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment objective, a small adverse move in DOGE price will result in larger and potentially substantial declines in the Fund. The following risks could affect the value of your investment in the Fund:
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including DOGE, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of DOGE, could have a material adverse effect on the value of the Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of DOGE as a crypto asset, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s shares depends on the acceptance of DOGE. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors affecting the price and market for DOGE held by the Fund.

◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of DOGE may artificially inflate or deflate the price of DOGE. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the crypto asset.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any crypto asset is a “security” may adversely affect the value of the crypto asset and the value of the Fund’s shares, and, if the crypto asset is not, or cannot, be registered as a security, result in a potential exclusion from the Fund.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities, and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaints, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that DOGE is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at crypto asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempt to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain and the fairness of crypto asset trading venues could have a negative impact on the price of a crypto asset and the value of an investment in the Fund.

If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve, and state financial institution regulators), among other things, trading in DOGE may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of DOGE. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade DOGE (which may materially impact price, volatility, or trading of DOGE more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets are fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of smart contracts running on a blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in DOGE. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in DOGE.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset networks, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with DOGE, such competition could impact demand for DOGE and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.

A future fork in the crypto asset network for DOGE could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including a “50% attack” where, if a miner or group of miners acting in concert were to gain control of more than 50% of the network mining power on the blockchain, a malicious actor would be able to gain full control of the blockchain and the ability to manipulate the blockchain on a forward-looking basis, including censoring transactions following the achievement of threshold, double- spending and fraudulent block propagation, while the attacker maintains the threshold. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker's ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively:
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
•Crypto Asset Tax Risk. Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that has appreciated in value.
•DOGE Risk. DOGE is a decentralized digital asset that originated as a satirical take on bitcoin but has since evolved into a widely recognized memecoin. Despite its popularity, DOGE faces a number of structural, regulatory, and market-related risks that may adversely affect its long-term viability.
DOGE’s price has historically exhibited extreme volatility, often driven by speculative interest, social media influence, and celebrity endorsements. These factors have contributed to rapid price appreciation followed by steep drawdowns, a pattern that has repeated multiple times throughout DOGE’s history. The asset’s momentum-driven valuation model makes it particularly susceptible to shifts in investor sentiment, which may result in significant price fluctuations and undermine its utility as a medium of exchange.
The DOGE network operates on a proof-of-work consensus mechanism and supports merged mining with Litecoin. While this provides some security benefits, it also introduces dependencies and potential conflicts of interest. A decline in miner participation or a shift in incentives could reduce network security and increase the risk of malicious activity, including 51% attacks or double-spending. Additionally, the network’s unlimited supply model may exert long-term inflationary pressure on the asset’s value, especially in the absence of sustained demand growth.
DOGE’s governance is informal and decentralized, relying on voluntary consensus among developers and community members. This structure has led to inconsistent development activity and limited protocol upgrades. The absence of a formal roadmap or funding mechanism may hinder DOGE’s ability to adapt to evolving market conditions or technological challenges. Furthermore, the network’s reliance on a small group of contributors increases the risk of centralization and governance capture.
The regulatory landscape for digital assets remains uncertain, and DOGE may be subject to increased scrutiny from U.S. and international authorities. A determination that DOGE constitutes a security under federal law could result in enforcement actions, trading restrictions, or delistings from major platforms. Such outcomes would likely impair liquidity and reduce investor access, negatively impacting the asset’s market value.
DOGE’s market infrastructure is largely dependent on unregulated or lightly regulated digital asset exchanges. These platforms may be vulnerable to fraud, manipulation, cybersecurity breaches, or operational failures. Past incidents involving major exchanges have led to significant losses and market disruptions. The lack of transparency and oversight in these venues may undermine investor confidence and contribute to price volatility.
The asset’s memecoin status introduces additional risks. DOGE’s value is often influenced by viral trends, celebrity endorsements, and online communities, which may not be sustainable over time. While such attention can drive short-term demand, it may also expose the asset to reputational risks and regulatory scrutiny. Negative associations with public figures or government entities could diminish DOGE’s appeal and reduce its adoption.
DOGE’s utility as a payment method remains limited. Although it is accepted by some merchants and used for tipping and donations, its adoption in retail and commercial contexts is minimal. The asset’s high volatility, lack of scalability, and limited developer ecosystem constrain its competitiveness relative to other digital assets and payment technologies.

The DOGE blockchain is also exposed to technical risks, including software bugs, network congestion, and protocol vulnerabilities. Any disruption in transaction processing or consensus could impair the network’s functionality and erode user trust. Additionally, the irreversible nature of blockchain transactions means that errors or thefts involving private keys may result in permanent loss of funds.
Forks and clones of the DOGE protocol may further fragment the ecosystem and dilute user engagement. A hard fork could lead to competing versions of the network, each with its own token and governance structure. Such events may confuse users, disrupt trading activity, and reduce the value of both chains. Clones of DOGE may also compete for market share, developer attention, and community support.
In summary, DOGE’s long-term prospects are subject to a range of risks, including market volatility, governance challenges, regulatory uncertainty, and technological limitations. While the asset has achieved significant cultural recognition, its sustainability as a digital currency remains uncertain. These factors may adversely affect the value of DOGE.
•DOGE Exposure Risk. The Fund seeks to have significant exposure to DOGE. As a result, the Fund’s performance may be disproportionately and significantly impacted by performance of DOGE or events materially affecting the DOGE ecosystem. The Fund’s exposure to DOGE makes it more susceptible to any single occurrence affecting DOGE or DOGE-related investments, and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser and Sub-Adviser are each registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use futures contracts and swap agreements to gain exposure to DOGE without purchasing DOGE directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of DOGE and therefore achieve its daily leveraged investment objective. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with the price performance of DOGE. In addition, the Fund’s exposure to the price of DOGE is impacted by the movement of the price of DOGE. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of DOGE at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of DOGE increases on days when the price of DOGE is volatile near the close of the trading day. Market disruptions, regulatory restrictions, and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DOGE. These factors could decrease the correlation between the performance of the Fund and DOGE and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the commodity future and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant (“FCM”) and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the DOGE market, a disruption to the DOGE market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of DOGE. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.
Margin levels for swap contracts based on DOGE may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to DOGE-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to DOGE-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Foreign Exchange-Traded Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of DOGE, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of DOGE reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of DOGE increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of DOGE and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of DOGE during the shareholder’s holding period of an investment in the Fund.

The table below provides examples of how reference price volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: DOGE price volatility and the price performance of DOGE. The price performance of DOGE shows the percentage change in the price of DOGE over the specified time period, while DOGE price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The table below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of DOGE.
As shown in the table below, the Fund would be expected to lose 6.1% if the price of DOGE did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of DOGE is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of DOGE for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of DOGE and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of DOGE. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of DOGE at the market close on the first trading day and the price of DOGE at the time of purchase. If the price of DOGE increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of DOGE declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of DOGE.
If there is a significant intra-day market event and/or the price of DOGE experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of DOGE by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the reference asset may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
•Spot DOGE ETP Risks. In addition to the risks associated with DOGE noted above, Spot DOGE ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot DOGE ETPs or use them as Reference Assets for DOGE-related investments. ETP shares trade like exchange-traded funds on a securities exchange. The price of a Spot DOGE ETP is derived from and based upon the value of spot DOGE and cash held by the Spot DOGE ETP. However, shares of Spot DOGE ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Spot DOGE ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot DOGE ETP is based on a basket of DOGE and cash. Thus, the risks of owning a Spot DOGE ETP generally reflects the risks of owning the underlying DOGE and cash that the Spot DOGE ETP holds. Certain Spot DOGE ETPs, such as the 21Shares Dogecoin ETP, have a limited history of operations. Because certain Spot DOGE ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot DOGE ETP shares being more volatile than the underlying portfolio of DOGE and cash. Disruptions in the markets for DOGE could result in losses on investment in Spot DOGE ETPs. In addition, an actual trading market may not develop for Spot DOGE ETP shares and the listing exchange may halt trading of a Spot DOGE ETP’s shares. Spot DOGE ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning DOGE directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot DOGE ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot DOGE ETPs.
If the process of creation and redemption of baskets for the Spot DOGE ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by authorized participants intended to keep the price of the shares closely linked to the price of DOGE may not exist and, as a result, the price of the shares may fall or otherwise diverge from net asset value. The liquidity of the shares may also be affected by the withdrawal from participation of authorized participants. Security threats to the Spot DOGE ETP account at the custodian could result in the halting of the Spot DOGE ETP’s operations and a loss of the Spot DOGE ETP’s assets or damage to the reputation of the Spot DOGE ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of the Spot DOGE ETP’s DOGE may be volatile, adversely affecting the value of the Shares. If the Spot DOGE ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot DOGE ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot DOGE ETP’s DOGE, and the Spot DOGE ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the Spot DOGE ETP’s prime execution agent could adversely impact the Spot DOGE ETP’s ability to create or redeem baskets, or could cause losses to the Spot DOGE ETPs. A Spot DOGE ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot DOGE ETP, resulting in significant difference (premium/discount) between the Spot DOGE ETP’s market price and its net asset value. Additionally, the Fund may be unable to transact in the shares of the Spot DOGE ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of DOGE as a result of investing directly in Spot DOGE ETPs or swap agreements or options that reference Spot DOGE ETPs. As a result, the Fund’s performance will be highly dependent on the performance of the Spot DOGE ETPs. If shares of the Spot DOGE ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot DOGE ETPs that may not necessarily affect the DOGE market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot DOGE ETPs and make no representations or warranties whatsoever regarding the Spot DOGE ETPs’ ability to acquire, dispose of or maintain proper custody of DOGE. In the event that there is an issue regarding the Spot DOGE ETPs’ ability to acquire, dispose of or maintain proper custody of DOGE, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot DOGE ETPs that are used as Reference Assets for the Fund’s DOGE-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain DOGE-related investments may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in DOGE-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to DOGE through its investment in the Subsidiary, which may invest directly in DOGE-related investments, including swaps, futures contracts and reverse repurchase agreements. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to DOGE-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which the Fund invests in DOGE-related investments may be limited by the qualifying income test and the Asset Diversification Test, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (the “Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain DOGE-related investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps and futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.21shares.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	21Shares US LLC
Portfolio Managers:	Springer Harris, Spencer Kristiansen, Joran Haugens and Christopher Small, each Portfolio Managers of the Adviser, and Andres Valencia, Executive Vice President of Investment Management and Jad Haj Ali, Director Portfolio Manager at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in November 2025.
21Shares US LLC serves as investment sub-adviser to the Fund, subject to supervision by the Adviser. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to 21Shares US LLC as sub-adviser, where the context requires.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.21shares.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

21Shares 2x Long Sui ETF - FUND SUMMARY
Important Information About the Fund
The 21Shares 2x Long Sui ETF (the “Sui Fund” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of Sui (“SUI”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of SUI for the same period. For periods longer than a single day, the Fund will lose money if SUI’s performance is flat, and it is possible that the Fund will lose money even if the price of SUI increases. Longer holding periods, higher volatility in the price of SUI, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher SUI volatility, the volatility of SUI may affect the Fund’s return as much as or more than the return of the price of SUI.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of SUI. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	1.89%

1.Estimated for the current fiscal year. “Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary (defined below), and provides the Subsidiary with the same type of management, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through November 18, 2026. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$192	3 Years	$594

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that the Adviser and Sub-Adviser believe in combination should produce daily returns (before fees and expenses) that correspond to two times (2x) the daily price performance of SUI. However, there can be no guarantee that such a strategy will produce the desired results or that any SUI-related investment will provide returns that closely correlate to those produced by SUI. Generally, SUI-related investments are subject to certain implementation costs and expenses not applicable to direct investments in SUI that will cause the returns of SUI-related investments to differ from those of direct investments in SUI. Additionally, the ability to trade SUI 24 hours a day may give rise to differences in returns of SUI-related investments that trade during standard market hours.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser and Sub-Adviser believe, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of SUI. The Fund does not invest directly in SUI.
The Fund will invest principally in the financial instruments listed below:
•Swap Agreements. The Fund may achieve some or all of its exposure to SUI through its use of one or more swap agreements. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or in the case of the Fund, the return earned on an investment in SUI that is equal, on a daily basis, to 200% of the value of the Fund’s net assets (each, a “SUI Swap”). As of the date of this Prospectus, it is expected that the Fund (and certain of its investments) will reference one or more of the following benchmarks for purposes of determining the price of SUI: (i) exchange traded products (“ETPs”) that hold SUI directly (a “Spot SUI ETP”), (ii) an index or other reference rate that the Adviser and Sub-Adviser believe produce daily returns consistent with those of SUI (“SUI Index”), or (iii) other benchmarks that the Adviser and Sub-Adviser believe produce daily returns consistent with those of SUI (collectively with any Spot SUI ETP and any SUI Index, a “Reference Asset” or the “Reference Assets”). The SUI Swaps may reference Spot SUI ETPs listed on a U.S. or European exchange. The Fund may also invest directly in shares of Spot SUI ETPs. Such Spot SUI ETPs are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, do not provide investors with the investor protections of the 1940 Act. The Fund expects to invest in one or more SUI Swaps the reference asset for which will be one or more Spot SUI ETPs, such as 21Shares Sui Staking ETP. Generally, any such SUI Swap will provide the Fund with a return earned by the Spot SUI ETP that is equal, on a daily basis, to 200% of the value of the Fund’s net assets, be fully funded with all collateral maintained by a third party pursuant to a tri-party arrangement, and be subject to daily collateral adjustments to align the value of collateral with the value of the reference asset. The Fund also may invest directly in one or more of the afore-mentioned Spot SUI ETPs. The Fund may invest in ETPs or other products managed by, sponsored by, or otherwise associated with the Sub-Adviser.
•SUI Futures Contracts. To obtain 2x daily exposure to SUI, the Fund may enter into, as the “buyer,” SUI futures contracts that trade on an exchange registered with the Commodity Futures Trading Commission (“CFTC”) (“SUI Futures Contracts”). In order to maintain its 2x daily exposure to SUI, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in SUI Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•SUI Options. The Fund also may invest in exchange-traded options contracts that reference SUI, SUI Futures Contracts, or Spot SUI ETPs (“SUI Options”). As of the date of this Prospectus, there were no SUI Options available for investment by the Fund. However, it is expected that SUI Options will be available in the future. To the extent available, the Fund may invest in options traded on an exchange registered with the CFTC, or on Canadian and/or European exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
The mix of financial instruments to achieve the desired exposure to SUI is at the sole discretion of the Adviser and Sub-Adviser. The Adviser and Sub-Adviser may consider the following factors, among others, when determining the Fund’s investments in SUI-related investments and other financial instruments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties and market conditions.

The Fund also expects to engage in reverse repurchase agreements, a form of borrowing.
The Fund expects to invest in SUI-related investments primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to SUI-related investments within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as SUI-related investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Asset Diversification Test”).
The Adviser and Sub-Adviser attempt to consistently apply leverage to obtain Reference Asset exposure for the Fund equal to 200% of the value of its net assets and expects to adjust its exposure to the Reference Assets daily to maintain such exposure. A “single day,” “day,” or “trading day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation.
The Fund will attempt to achieve its investment objective without regard to the overall market movement or the increase or decrease of the price of SUI. At the close of the markets on each trading day, the Adviser and Sub-Adviser determine the type, quantity, and mix of investment positions, so that its exposure to the price of SUI is consistent with the Fund’s investment objective. The impact of movements in the price of SUI during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. For example, if the price of SUI has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of SUI has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. These adjustments typically result in high portfolio turnover.
The Fund also expects to invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser and Sub-Adviser to be of comparable quality. Such investments are designed to provide liquidity or collateralize the Fund’s investments in financial instruments, such as certain of the SUI-related investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will likely differ in amount, and possibly even direction, from two times (2x) the price performance of SUI for the same period. The Fund will lose money if the price performance of SUI is flat over time, and the Fund can lose money regardless of the performance of the price of SUI because of daily rebalancing, the volatility of the price of SUI, compounding of each day’s return, and other factors. See “Principal Investment Risks” below.
SUI Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.

SUI Options
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Additional Information about the Spot SUI ETPs
The Fund may derive a significant amount of its exposure to the price performance of SUI from its investment in swap agreements or options that reference a Spot SUI ETP. The Spot SUI ETPs in which the Fund may invest (or which may be used as a reference asset) are exchange-traded products that are designed to provide exposure to the performance of SUI and are fully secured by holdings of SUI. Each non-U.S. Spot SUI ETP issues bonds that are collateralized by the respective amount of units of SUI. The issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying SUI equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of SUI. The value and performance of the bonds materially depends on the value and performance of issuer’s holdings of SUI. Based on the non-U.S. Spot SUI ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of SUI nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot SUI ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants. Once the bonds issued by non-U.S. Spot SUI ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
Additional information about each of the Spot SUI ETPs in which the Fund may use as a reference asset as of the date of this Prospectus is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	SUI Holdings (as of October 31, 2025)
21Shares Sui Staking ETP	Switzerland	Euronext Amsterdam Euronext Paris	$130.04m
VanEck Sui ETN	Liechtenstein	Euronext Amsterdam Euronext Paris	$107.81m
The value of shares of a Spot SUI ETP may not directly correspond to the price of SUI, and is highly volatile. The price of a SUI ETP may go down even if the price of the underlying asset, SUI, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot SUI ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of SUI. This means the sponsor does not speculatively sell SUI at times when its price is high or speculatively acquire SUI at low prices in the expectation of future price increases. The Spot SUI ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot SUI ETP’s custodian will keep custody of the Spot SUI ETP’s SUI, and will keep all of the private keys associated with such Spot SUI ETP’s SUI held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot SUI ETP’s SUI are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
SUI
SUI is the native, proof-of-stake cryptographic token of SUI Network, a permissionless and decentralized blockchain network and development platform. The SUI token serves multiple functions within the SUI Network, including securing the network through staking, enabling governance participation and facilitating the payment of transaction fees.
The SUI Network is a high-performance, decentralized blockchain designed to enable seamless digital asset ownership and a wide range of decentralized applications. The network is optimized for scalability, low latency, and composability, making it particularly well-suited for decentralized finance, non-fungible tokens, gaming, and enterprise applications.
SUI’s innovative object-based data model and parallel transaction execution significantly enhance throughput compared to traditional blockchains like Ethereum and Bitcoin. The network employs Move, a programming language developed specifically for the SUI Network. Move is designed to provide a safe and flexible environment for writing smart contracts. Move’s key features include resource scarcity, which ensures that digital assets cannot be duplicated, and a strong type system that prevents common programming errors. This language is tailored to the needs of the SUI Network, enabling developers to create secure and efficient decentralized applications (dApps). The SUI Network also leverages Rust, a systems programming language known for its performance and safety. Rust’s memory safety features and concurrency capabilities make it an ideal choice for building the core components of the SUI Network. Rust ensures that its underlying infrastructure is robust, secure, and capable of handling high transaction volumes.
By leveraging horizontal scalability and a unique consensus mechanism, the SUI Network aims to provide a low-cost, high-speed blockchain infrastructure that supports mass adoption and real-world applications.
The SUI token serves multiple purposes: (i) staking and security, where validators and delegators stake SUI to secure the network and validate transactions; (ii) transaction fees, as SUI is used to pay gas fees, which are designed to be low, predictable, and stable; (iii) governance participation, where token holders can vote on proposals related to network upgrades, policy changes, and validator elections; and (iv) on-chain utility, as SUI is used in smart contracts, decentralized finance applications, gaming economies, and NFT marketplaces.
The SUI token powers a variety of real-world applications:
1.Decentralized Finance: Lending and borrowing protocols allow users to supply SUI for interest or borrow against collateral. Yield farming and staking rewards allow liquidity providers to earn yield by participating in automated market makers and liquidity pools. Stablecoins and payments benefit from SUI’s fast and low-cost transactions, making it ideal for cross-border transfers and remittances.
2.Non-Fungible Tokens: NFT minting and trading allow artists and developers to create and trade NFTs on SUI’s blockchain with low minting costs. On-chain gaming assets enable in-game items, skins, and collectibles to be represented as NFTs, unlocking true ownership.
3.Gaming and Metaverse: Play-to-earn gaming economies allow players to earn rewards in a decentralized manner. Low-latency transactions enable smooth in-game purchases and seamless on-chain interactions.
4.Supply Chain and Enterprise Solutions: Provenance and authentication solutions track goods transparently, ensuring authenticity and reducing fraud. Enterprise blockchain integration supports identity management, record-keeping, and automation.
5.Identity Verification and Security: Decentralized identity solutions verify credentials and prevent fraud. Data privacy enhancements allow privacy-preserving transactions and selective disclosure mechanisms.
Principal Investment Risks
SUI and SUI-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of SUI-related investments, and therefore the performance of the Fund, may differ significantly from the performance of SUI.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
The Fund may not achieve its leveraged investment objective. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment objective, a small adverse move in SUI price will result in larger and potentially substantial declines in the Fund. The following risks could affect the value of your investment in the Fund:
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including SUI, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of SUI, could have a material adverse effect on the value of the Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of SUI as a crypto asset, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s shares depends on the acceptance of SUI. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.

A number of factors affecting the price and market for SUI held by the Fund.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of SUI may artificially inflate or deflate the price of SUI. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the crypto asset.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any crypto asset is a “security” may adversely affect the value of the crypto asset and the value of the Fund’s shares, and, if the crypto asset is not, or cannot, be registered as a security, result in a potential exclusion from the Fund.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities, and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaints, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that SUI is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at crypto asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempt to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain and the fairness of crypto asset trading venues could have a negative impact on the price of a crypto asset and the value of an investment in the Fund.

If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve, and state financial institution regulators), among other things, trading in SUI may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of SUI. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade SUI (which may materially impact price, volatility, or trading of SUI more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets are fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of smart contracts running on a blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in SUI. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in SUI.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset networks, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with SUI, such competition could impact demand for SUI and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.

A future fork in the crypto asset network for SUI could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
▪a “33% attack” where, if a validator or group of validators were to gain control of more than 33% of the total staked crypto asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain.
▪a “>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked SUI on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
◦Crypto Asset Tax Risk. Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that has appreciated in value.
•SUI Risk. Since inception, the price of SUI has exhibited extreme volatility, with significant drawdowns and sharp rallies. For example, SUI reached an all-time low of $0.3643 in October 2023 and an all-time high of $5.35 in January 2025, before settling at $2.21 as of March 2025. SUI remains exposed to similar systemic shocks, and future volatility could materially impair its market value.
SUI’s network architecture introduces additional risks. The protocol’s reliance on validator consensus means that if a malicious actor were to control more than 33% of staked SUI, they could delay transaction finality; with over 66%, they could potentially rewrite transaction history or censor activity. Although no such attack has occurred to date, the concentration of SUI among early contributors and ecosystem reserves increases the theoretical risk of validator collusion or governance capture.
The SUI Network’s governance is decentralized in theory but lacks formalized processes for protocol upgrades or dispute resolution. Like other open-source blockchain projects, SUI depends on voluntary coordination among developers, validators, and users. This structure can hinder responsiveness to technical challenges or security vulnerabilities. In the absence of a centralized authority, disagreements over protocol direction could lead to contentious forks or fragmentation of the community. Any such split could dilute developer resources, confuse users, and depress the value of SUI.
SUI’s validator incentives are tied to staking rewards and transaction fees. However, the network’s fee-burning mechanism reduces the portion of fees available to validators, potentially weakening long-term economic sustainability. If validator rewards fail to offset operational costs or slashing penalties, participation may decline, reducing network security and increasing the risk of attack. Additionally, the bonding and unbonding periods required for staking limit liquidity and may deter institutional engagement.
Smart contracts on SUI are written in Move, a language designed to minimize vulnerabilities. Nonetheless, smart contract exploits remain a persistent risk across all blockchain platforms. SUI’s smart contracts may also be governed by “admin keys” or privileged users, creating potential vectors for abuse or mismanagement. If a critical contract is compromised, user funds could be lost, and confidence in the network could erode.
SUI’s utility is closely tied to DeFi and token issuance use cases. These sectors are inherently cyclical and speculative, and demand for SUI may fluctuate accordingly. SUI’s use in retail or commercial payments remains minimal, and its long-term value proposition is unproven. If user interest shifts toward more established or feature-rich platforms, SUI may struggle to maintain relevance.
The network’s scalability is also contingent on the performance of cross-chain communication protocols. Delays in transaction finality on source or destination chains can create bottlenecks, undermining the user experience. While SUI aims to offer high throughput, it competes with other high-performance, which may offer superior developer ecosystems or broader integrations.

Regulatory uncertainty presents another material risk. Governments and regulators globally are increasing scrutiny of digital assets, particularly those with privacy features or decentralized governance. If SUI is deemed to facilitate illicit activity or fails to comply with evolving legal standards, exchanges may delist the token, or users may be restricted from accessing the network. Additionally, banks may refuse to service businesses that interact with SUI, further limiting its utility and adoption.
The potential for forks or clones of the SUI protocol introduces further complexity. A hard fork could result in two competing versions of the network, each with its own token, user base, and validator set. This could confuse users, fragment liquidity, and reduce the value of both chains. Clones of the SUI codebase may also emerge, creating competing ecosystems that dilute developer attention and user engagement.
Finally, SUI’s proof-of-stake consensus model is relatively new and untested at scale compared to Bitcoin’s proof-of-work system. While it offers energy efficiency and faster finality, it may harbor undiscovered vulnerabilities or incentive misalignments. If the network fails to scale securely or suffers a major technical failure, the value of SUI could decline sharply.
In summary, while SUI presents a novel approach to scalable smart contract execution, it faces significant risks related to market volatility, validator centralization, governance fragmentation, smart contract security, regulatory exposure, and competitive pressure. These factors may adversely affect the long-term viability of the network and the value of SUI.
•SUI Exposure Risk. The Fund seeks to have significant exposure to SUI. As a result, the Fund’s performance may be disproportionately and significantly impacted by performance of SUI or events materially affecting the SUI ecosystem. The Fund’s exposure to SUI makes it more susceptible to any single occurrence affecting SUI or SUI-related investments, and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser and Sub-Adviser are each registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use futures contracts and swap agreements to gain exposure to SUI without purchasing SUI directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of SUI and therefore achieve its daily leveraged investment objective. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with the price performance of SUI. In addition, the Fund’s exposure to the price of SUI is impacted by the movement of the price of SUI. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of SUI at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of SUI increases on days when the price of SUI is volatile near the close of the trading day. Market disruptions, regulatory restrictions, and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SUI. These factors could decrease the correlation between the performance of the Fund and SUI and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the commodity future and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant (“FCM”) and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the SUI market, a disruption to the SUI market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of SUI. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.
Margin levels for swap contracts based on SUI may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to SUI-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to SUI-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Foreign Exchange-Traded Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of SUI, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of SUI reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of SUI increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as volatility of the price of SUI and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of SUI during the shareholder’s holding period of an investment in the Fund.
The table below provides examples of how reference price volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: SUI price volatility and the price performance of SUI. The price performance of SUI shows the percentage change in the price of SUI over the specified time period, while SUI price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The table below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the reference asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of SUI.
As shown in the table below, the Fund would be expected to lose 6.1% if the price of SUI did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of SUI is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of SUI for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of SUI and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of SUI. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of SUI at the market close on the first trading day and the price of SUI at the time of purchase. If the price of SUI increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of SUI declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of SUI.
If there is a significant intra-day market event and/or the price of SUI experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of SUI by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the reference asset may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
•Spot SUI ETP Risks. In addition to the risks associated with SUI noted above, Spot SUI ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot SUI ETPs or use them as Reference Assets for SUI-related investments. ETP shares trade like exchange-traded funds on a securities exchange. The price of a Spot SUI ETP is derived from and based upon the value of spot SUI and cash held by the Spot SUI ETP. However, shares of Spot SUI ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Spot SUI ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot SUI ETP is based on a basket of SUI and cash. Thus, the risks of owning a Spot SUI ETP generally reflects the risks of owning the underlying SUI and cash that the Spot SUI ETP holds. Certain Spot SUI ETPs, such as the 21Shares Sui Staking ETP, have a limited history of operations. Because certain Spot SUI ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot SUI ETP shares being more volatile than the underlying portfolio of SUI and cash. Disruptions in the markets for SUI could result in losses on investment in Spot SUI ETPs. In addition, an actual trading market may not develop for Spot SUI ETP shares and the listing exchange may halt trading of a Spot SUI ETP’s shares. Spot SUI ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning SUI directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot SUI ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot SUI ETPs.
If the process of creation and redemption of baskets for the Spot SUI ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by authorized participants intended to keep the price of the shares closely linked to the price of SUI may not exist and, as a result, the price of the shares may fall or otherwise diverge from net asset value. The liquidity of the shares may also be affected by the withdrawal from participation of authorized participants. Security threats to the Spot SUI ETP account at the custodian could result in the halting of the Spot SUI ETP’s operations and a loss of the Spot SUI ETP’s assets or damage to the reputation of the Spot SUI ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of the Spot SUI ETP’s SUI may be volatile, adversely affecting the value of the Shares. If the Spot SUI ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot SUI ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot SUI ETP’s SUI, and the Spot SUI ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the Spot SUI ETP’s prime execution agent could adversely impact the Spot SUI ETP’s ability to create or redeem baskets, or could cause losses to the Spot SUI ETPs. A Spot SUI ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot SUI ETP, resulting in significant difference (premium/discount) between the Spot SUI ETP’s market price and its net asset value. Additionally, the Fund may be unable to transact in the shares of the Spot SUI ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of SUI as a result of investing directly in Spot SUI ETPs or swap agreements or options that reference Spot SUI ETPs. As a result, the Fund’s performance will be highly dependent on the performance of the Spot SUI ETPs. If shares of the Spot SUI ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot SUI ETPs that may not necessarily affect the SUI market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot SUI ETPs and make no representations or warranties whatsoever regarding the Spot SUI ETPs’ ability to acquire, dispose of or maintain proper custody of SUI. In the event that there is an issue regarding the Spot SUI ETPs’ ability to acquire, dispose of or maintain proper custody of SUI, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot SUI ETPs that are used as Reference Assets for the Fund’s SUI-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
◦Staking Risk. When a Spot SUI ETP stakes SUI, it is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the Spot SUI ETP lock up staked SUI, meaning that the Spot SUI ETP cannot sell or transfer the staked SUI. The Spot SUI ETP is subject to the market price volatility of the staked SUI, and it may miss opportunities to sell the staked SUI during opportune times. Staking SUI may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity and can potentially lead to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers that offer staking services to the Spot SUI ETP. Staked SUI is also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked SUI or a loss of any rewards. The loss of the staked SUI (either in whole or partially) during the staking period will have a material adverse effect on the Spot SUI ETP.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain SUI-related investments may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in SUI-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to SUI through its investment in the Subsidiary, which may invest directly in SUI-related investments, including swaps, futures contracts and reverse repurchase agreements. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to SUI-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which the Fund invests in SUI-related investments may be limited by the qualifying income test and the Asset Diversification Test, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (the “Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain SUI-related investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps and futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.21shares.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	21Shares US LLC
Portfolio Managers:	Springer Harris, Spencer Kristiansen, Joran Haugens and Christopher Small, each Portfolio Managers of the Adviser, and Andres Valencia, Executive Vice President of Investment Management and Jad Haj Ali, Director Portfolio Manager at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in November 2025.
21Shares US LLC serves as investment sub-adviser to the Fund, subject to supervision by the Adviser. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to 21Shares US LLC as sub-adviser, where the context requires.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.21shares.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objectives
Each Fund’s investment objective may be changed by the Board of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
The DOGE Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily total return of DOGE.
The SUI Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily total return of SUI.
(Hereinafter, each of DOGE and SUI may be referred to as a “Crypto Asset,” or together, the “Crypto Assets”).
If, on a given day, a Crypto Asset gains 1%, the corresponding Fund is designed to gain approximately 2% (which is equal to two times 1%). Conversely, if a Crypto Asset loses 1% on a given day, the corresponding Fund is designed to lose approximately 2%. Each Fund seeks leveraged investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking a leveraged investment objective for any other period. Each Fund is designed as a short-term trading vehicle. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Principal Investment Strategies
The Adviser uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks two times (2x) the daily price performance of the referenced Crypto Asset on a given day. To do this, the Adviser creates net “long” positions for a Fund. The Adviser may create short positions in a Fund even though the net exposure in the Fund will be long. Long positions move in the same direction as the applicable Crypto Asset, advancing when the Crypto Asset advances and declining when the Crypto Asset declines.
In seeking to achieve a Fund’s investment objective, the Adviser uses statistical and quantitative analysis to determine the investments the Fund makes and the techniques it employs. The Adviser determines the type, quantity, and mix of investment positions that it believes in combination should produce daily returns consistent with the Fund’s investment objective. In general, if a Fund is performing as designed, the return of the applicable Crypto Asset will dictate the return for the Fund. The Adviser does not invest the assets of a Fund in securities, derivatives, or other investments based on the Adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. The Funds generally pursue their investment objectives regardless of the market conditions and does not take defensive positions.
Each Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). Each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
The Funds will invest significantly in swap agreements, options and futures contracts to obtain economic “leverage.” Leveraging allows the Adviser to generate a greater positive or negative return for the Funds than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Funds.
At the close of the markets on each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to the applicable Crypto Asset is consistent with the Fund’s stated investment objective. The impact of market movements during the day will generally require each Fund to adjust its exposure to the Reference Assets on a daily basis. If a Crypto Asset has risen on a given day, the corresponding Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if a Crypto Asset has fallen on a given day, the corresponding Fund’s net assets should fall, meaning its exposure will typically need to be reduced.
Each Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders, and/or disruptions or a temporary lack of liquidity in the markets for the investments held by the Fund.
A Crypto Asset exchange or market may close or issue trading halts, or the ability to buy or sell certain DOGE-related investments or SUI-related investments (together, “crypto-related investments”) may be restricted, which may result in a Fund being unable to buy or sell certain financial instruments. In such circumstances, the applicable Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Each Fund may also invest in Spot DOGE ETPs or Spot SUI ETPs (together, “Spot Crypto Asset ETPs”).
If a Fund is unable to obtain sufficient leveraged exposure to the applicable Crypto Asset due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, limit or suspend creation units until the Adviser determines that the requisite exposure to the Crypto Asset is obtainable. During the period that creation units are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
Swap Agreements
Most swaps entered into by a Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. Each Fund’s current obligations under the types of swaps that the Fund expects to enter into (e.g., total return swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Reverse Repurchase Agreements
The Funds may invest in reverse repurchase agreements, which are a form of borrowing in which a Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.
When a Fund seeks to reduce its total assets exposure to the financial instruments held by its Subsidiary, it may use short-term Treasury bills it owns (or purchase additional Treasury bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of a Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When a Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.
A Cautionary Note to Investors Regarding Dramatic Crypto Asset Movements
Each Fund seeks daily exposure to Crypto Assets equal to 200% of its net assets. As a consequence, a Fund could lose an amount greater than its net assets in the event of a decline in the value of the applicable Crypto Asset in excess of 50% of the value of the referenced Crypto Asset. The risk of total loss exists. If the price of a Crypto Asset has a dramatic adverse movement that causes a material decline in a respective Fund’s net assets, the terms of such Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with such Fund’s investment objective. This may prevent a Fund from achieving its leveraged investment objective, even if the price of the applicable Crypto Asset later reverses completely or partially.
Understanding the Risks and Long-Term Performance of Daily Objective Funds – the Impact of Compounding
Each Fund is designed to provide leveraged (2x) results on a daily basis. A Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of the price performance of a Crypto Asset over periods longer than a single day.
•Why? The hypothetical example below illustrates how daily leveraged fund returns can behave for periods longer than a single day.
Take a hypothetical fund XYZ that seeks to achieve twice the daily price performance of XYZ digital asset (“XYZ DA”). On each day, fund XYZ performs in line with its objective (2x the daily price performance of XYZ DA before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than two times that of the period performance of the price of XYZ DA. For the five-day period, the price of XYZ DA gained 5.1% while fund XYZ gained 9.9% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the return of the asset.

	Price of XYZ DA		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.62
Day 3	103.9	4.0%	8.0%	$107.60
Day 4	101.3	-2.5%	-5.0%	$102.21
Day 5	105.1	3.8%	7.5%	$109.88
Total Return		5.1%	9.9%
•Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a daily leveraged fund. The return of a daily leveraged fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the daily leveraged fund’s stated multiple times the change in the price of the daily leveraged fund’s respective underlying asset for the same period. In general, during periods of higher volatility in the asset’s price, compounding will cause longer term results to be less than the multiple of the change in the asset’s price. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility in the asset’s price, fund returns over longer periods can be higher than the multiple of the change in the asset’s price. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of the asset’s price; b) the change in the asset’s price; c) period of time; d) financing rates associated with derivatives; and e) other fund expenses. The examples herein illustrate the impact of two principal factors —price volatility and price change — on fund performance.
•What it means to you. Daily leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 2x) of the daily performance of a reference price for a single day, not for any other period, including the impact of compounding on fund performance. Investors should monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering these Funds should understand that they are designed to provide a positive multiple of a price change for a single day, not for any other period.
Additionally, investors should recognize that the degree of volatility of a Crypto Asset’s price can have a dramatic effect on a Fund’s longer-term performance. The more volatile a Crypto Asset’s price is, the more the applicable Fund’s longer-term performance will negatively deviate from a simple multiple (i.e., 2x) of the Crypto Asset’s longer-term performance. The return of a Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the Fund’s stated multiple times the price change of the relevant Crypto Asset for the same period. For periods longer than a single day, a Fund will lose money if the referenced Crypto Asset’s price performance is flat over time, and it is possible that the Fund will lose money over time regardless of the price change of the referenced Crypto Asset, as a result of daily rebalancing, the Crypto Asset price’s volatility, compounding, and other factors. An investor in a Fund could potentially lose the full principal value of his/her investment within a single day.
Additional Information about DOGE
Dogecoin and the Dogecoin Blockchain
Dogecoin is a digital asset that is created and transmitted through the operations of the peer-to-peer “Dogecoin Network,” a decentralized network of computers that operates on cryptographic protocols. The Dogecoin Blockchain is the decentralized ledger upon which Dogecoin transactions are processed and settled, serving as the underlying technology of the Dogecoin Network. No single entity owns or operates the Dogecoin Blockchain, the infrastructure of which is collectively maintained by a decentralized user base.
The Dogecoin Network allows people to exchange tokens of value, Dogecoin, which are recorded on the Dogecoin Blockchain. Dogecoin can be used to pay for goods and services, including to send a transaction on the Dogecoin Network, or it can be converted to fiat currencies, such as the U.S. dollar. The Dogecoin Network is based on a shared public ledger, the Dogecoin Blockchain, similar to the Bitcoin network. However, the Dogecoin Network differentiates itself from other digital asset networks in that its stated primary function is community-driven and widely used for tipping and microtransactions, rather than serving as a store of value. The Dogecoin Network is designed to be a fast and accessible peer-to-peer payment system. As a result, the Dogecoin Network and Dogecoin aim to improve the ease and affordability of transferring value while fostering a fun and inclusive community around the digital asset.
Dogecoin was originally developed by software engineers Billy Markus and Jackson Palmer. Markus and Palmer believed that existing cryptocurrencies at the time, such as bitcoin, had overly grandiose goals to “change the world,” and launched Dogecoin as a fun, community-driven, and lighthearted alternative. Dogecoin emphasized ease of use and a sense of humor. The project adopted a popular internet meme – a photograph of a Shiba Inu dog named Kabosu, which was the “top meme” for 2013 according to an online meme ranking system called “Know Your Meme” – as its brand image and mascot, and chose the name “Dogecoin” in reference to the dog as a way of emphasizing the fun and friendly aspects of the project. The use of an internet meme as inspiration for the project later caused users to refer to Dogecoin as a memecoin, and sparked the creation of many competitor memecoins. Dogecoin quickly became popular following its launch, gaining adoption as a speculative investment and as a tool for tipping and small transactions. The Dogecoin Foundation was established in 2014 as a not-for-profit entity that supports the Dogecoin cryptocurrency through development and advocacy and provides Dogecoin trademark defense to prevent abuse and fraud.
Built on the framework of Litecoin, Dogecoin uses a simplified and energy-efficient proof-of-work mechanism using the cryptographic algorithm “Scrypt”, which allows for faster transaction processing compared to Bitcoin. Relative to Bitcoin, which utilizes the SHA-256 cryptographic algorithm, the Dogecoin Blockchain is optimized for speed, processing transactions in approximately one minute, as opposed to approximately 10 minutes for Bitcoin, and is energy-efficient compared to many other blockchain systems.
Transactions are validated on the Dogecoin Blockchain by a network of independent nodes. These nodes participate in securing and updating the ledger through a proof-of-work mechanism. Any participant can run a node to validate transactions and contribute to the health and integrity of the network. Unlike permissioned systems, the Dogecoin Blockchain operates in a fully decentralized and permissionless manner, allowing anyone to join and participate in the network without requiring approval or relying on trusted entities.
The process begins when a user submits a transaction to the Dogecoin Network. The submitted transaction is broadcast to nodes within the network. Miners, who act as validators, then group transactions into blocks and compete to solve a computational puzzle as part of the proof-of-work process. The first miner to successfully solve the puzzle adds their block of transactions to the blockchain. Once a block is added, it is shared with all nodes in the network, which validate the new block and ensure that it conforms to the blockchain’s rules. This decentralized process ensures the accuracy and security of the Dogecoin Blockchain.
Notably, Dogecoin miners may engage in “merged mining” with the Litecoin network, because Dogecoin and Litecoin use the same Scrypt-based proof-of-work consensus mechanism. Merged mining occurs when a single miner mines blocks on two chains at once. The process allows the smaller chain to benefit from the security of the larger chain, but can introduce risks of centralization and conflicts of interest.
Before engaging in Dogecoin transactions, a user generally must first install Dogecoin wallet software on their computer or mobile device. This software allows the user to generate a private and public key pair associated with a Dogecoin address. The Dogecoin wallet enables the user to connect to the blockchain and transfer Dogecoin to, and receive Dogecoin from, other users.
Each Dogecoin address, or wallet, is associated with a unique “public key” and “private key” pair. To receive Dogecoin, the recipient provides their public key (or wallet address) to the sender initiating the transfer. This process is similar to providing a routing number for a wire transfer in traditional banking. The sender approves the transfer to the recipient’s address by “signing” the transaction with their private key, ensuring the transaction’s authenticity. The recipient, however, keeps their private key confidential and never shares it with the sender or any other party.
Dogecoin’s decentralized, permissionless architecture, combined with its fast and low-cost transactions, makes it an efficient and accessible network for peer-to-peer value transfers and a range of practical use cases.
Dogecoin Markets and Exchanges
Dogecoin can be transferred in direct peer-to-peer transactions by sending Dogecoin over the Dogecoin Blockchain from one Dogecoin address to another. Users can use Dogecoin to pay other Dogecoin users for goods and services, resembling a barter system. Consumers can also pay merchants and businesses for products or services through direct peer-to-peer transactions on the Dogecoin Blockchain or via third-party service providers. Dogecoin can also be used in this manner to tip or send gifts to users.
In addition to using Dogecoin for transactions, investors may purchase and sell Dogecoin to speculate on its market value or as a long-term investment to diversify their portfolios. The value of Dogecoin within the market is influenced by factors such as supply and demand in the global Dogecoin market, expectations for Dogecoin’s adoption as a store of value or payments mechanism, the number of merchants accepting Dogecoin as payment, the continued interest in the Dogecoin meme, and the volume of peer-to-peer transactions, among others.
Dogecoin spot markets generally allow investors to open accounts with digital asset exchanges and then buy or sell Dogecoin via websites or mobile applications. Prices for Dogecoin trades on these markets are typically publicly reported. Investors wishing to trade Dogecoin on a digital asset platform must deposit an accepted government-issued currency or previously acquired digital assets into their platform account before they can purchase or sell Dogecoin. This process of setting up an account with a trading platform and executing trades is separate from, and should not be confused with, the process of transferring Dogecoin between addresses on the Dogecoin Blockchain. The latter involves activities directly on the Dogecoin Network, while trading on digital platforms occurs within the exchange’s order book. The platform generally records an investor’s Dogecoin ownership in its internal books, not on the

Dogecoin blockchain. Dogecoin is typically not transferred to the investor’s personal wallet unless they request a withdrawal to an off-platform Dogecoin address.
Outside of spot markets, Dogecoin can also be traded over-the-counter (OTC). The OTC market is predominantly institutional, with participants including firms that provide two-sided liquidity for Dogecoin, investment managers, proprietary trading firms, high-net-worth individuals, entities holding significant amounts of Dogecoin, and family offices. The OTC market offers a flexible environment in terms of quotes, pricing, and quantity, though it often involves large quantities of Dogecoin. There is no formal structure to the OTC market, nor an open meeting place for transactions. Parties involved in OTC trades typically agree on the price—often by phone or email—before one party initiates the transfer by sending Dogecoin to the buyer’s Dogecoin address. The buyer would then transfer the agreed-upon currency to the seller’s bank account. OTC trades are sometimes hedged and eventually settled on digital asset trading platforms.
No Limit on Dogecoin Supply
Unlike other digital assets such as bitcoin, there is no limit to Dogecoin’s supply. Every time a new block is mined on the Dogecoin Network – which occurs roughly every 1 minute – miners are rewarded with 10,000 Dogecoin. This means that approximately 5.26 billion new Dogecoin are created each year. This number will not change unless the block reward is adjusted or the network adopts an issuance cap. As of October 31, 2025, the current circulating supply of Dogecoin was around 151.6 billion Dogecoin and the price per Dogecoin was $0.1862103.
Additional Information about SUI
The SUI Network is a high-performance, decentralized blockchain designed to enable seamless digital asset ownership and a wide range of decentralized applications. The network is optimized for scalability, low latency, and composability, making it particularly well-suited for decentralized finance, non-fungible tokens, gaming, and enterprise applications.
Architecture and Consensus Mechanism
Parallel Execution and Object-Centric Model
Unlike traditional blockchain models that rely on sequential transaction execution, SUI’s architecture enables parallel transaction execution, significantly increasing throughput. Transactions involving independent objects can be processed simultaneously, reducing bottlenecks. The object-centric model provides a more intuitive and developer-friendly way to structure smart contracts. Each object has a defined owner, allowing SUI to optimize state management and computation.
Narwhal and Bullshark Consensus Mechanism
The SUI Network employs a dual-layer consensus mechanism known as Narwhal and Bullshark, which decouples transaction ordering from execution. Narwhal is a key component of the SUI Network’s consensus mechanism. It is a high-performance mempool that organizes transactions into a Directed Acyclic Graph (“DAG”) structure. This organization allows for efficient transaction processing and reduces the likelihood of bottlenecks. Narwhal’s design ensures that the SUI Network can maintain high throughput and low latency, making it suitable for applications that require rapid transaction processing.
Bullshark is the consensus protocol used by the SUI Network, built on top of Narwhal. It is designed to achieve fast finality and high security. Bullshark uses a Byzantine Fault Tolerant (“BFT”) consensus mechanism, which ensures that the network can reach consensus even in the presence of malicious actors. This protocol is optimized for performance, allowing the SUI Network to process a large number of transactions per second while maintaining a high level of security.
This architecture improves network security, ensures fast finality, and enhances scalability.
Proof-of-Stake and Validator Roles
The SUI Network operates on a delegated proof-of-stake (“dPoS”) model, where validators stake SUI to secure the network, validate transactions, and participate in governance. Validators play a critical role in maintaining network integrity by verifying transactions and executing smart contracts, maintaining routing and transfer protocols, and ensuring security through stake-based incentives and slashing mechanisms. SUI token holders can delegate their tokens to validators, who are elected based on stake weight. Validators are required to lock up a portion of their SUI, providing financial security against malicious activity. The SUI Network employs a quadratic voting mechanism to ensure a more decentralized and fair distribution of voting power. In this system, the voting power of a validator is determined by the square root of the number of SUI staked to them. This approach prevents any single validator or small group of validators from gaining excessive control over the network, promoting a more balanced and democratic governance structure. Quadratic voting ensures that the interests of smaller stakeholders are adequately represented, fostering a more inclusive and equitable decision-making process within the SUI Network.
Gas Fees in the SUI Ecosystem
In proof-of-stake blockchain networks, “gas fees” also contribute to incentivizing validators who maintain the ledger and ensure the integrity of the network. Gas fees are a fundamental component of blockchain networks, serving as a mechanism to compensate validators for processing transactions and executing smart contracts. These fees are required to allocate computational resources efficiently, prevent spam, and maintain network security. Gas fees vary based on factors such as network congestion, transaction complexity, and the execution of smart contracts. The structure of gas fees is typically designed to balance affordability for users while providing adequate incentives for validators to secure the network and process transactions promptly.
The SUI Network employs a gas fee model that ensures predictable and efficient transaction processing while minimizing costs for users. Gas fees in the SUI Network are denominated in SUI and serve the following key functions:
1.Transaction Processing. Every transaction on the SUI Network, including transfers, smart contract executions, and decentralized application interactions, requires a gas fee. This fee compensates validators for verifying and processing the transaction.
2.Resource Allocation and Network Efficiency. The SUI Network uses a unique transaction processing model that supports parallel execution, which optimizes throughput and reduces congestion. Gas fees play a role in prioritizing transactions, ensuring that resources are allocated efficiently based on demand.
3.Security and Spam Prevention. Gas fees deter spam and denial-of-service attacks by imposing a cost on every transaction. This mechanism helps maintain network integrity and prevents unnecessary strain on validators.
4.Smart Contract Execution. Developers deploying and executing smart contracts on the SUI Network must pay gas fees to ensure that computational resources are allocated fairly and sustainably. The Move programming language, used within the SUI Network, optimizes execution costs and enhances security.
5.Stability and Long-Term Sustainability. The fee structure of the SUI Network is designed to be predictable and user-friendly. Unlike blockchain networks where fees may fluctuate unpredictably due to congestion, the SUI Network’s parallel execution model and object-based data structure help keep fees stable and efficient.
Gas fees in the SUI Network are collected in SUI and are either distributed as validator rewards or utilized within network mechanisms to sustain long-term decentralization. As network adoption grows and demand for computational resources increases, the gas fee model is designed to dynamically adjust to maintain efficiency and accessibility.
Functions and Use Cases of the SUI Token
The SUI token is the native asset of the SUI Network, serving multiple purposes: (i) staking and security, where validators and delegators stake SUI to secure the network and validate transactions; (ii) transaction fees, as SUI is used to pay gas fees, which are designed to be low, predictable, and stable; (iii) governance participation, where token holders can vote on proposals related to network upgrades, policy changes, and validator elections; and (iv) on-chain utility, as SUI is used in smart contracts, decentralized finance applications, gaming economies, and NFT marketplaces.
Governance and Ecosystem Development
SUI token holders participate in network governance by voting on protocol upgrades, fee adjustments, and validator policies and incentives. The governance model is designed to be inclusive and transparent, encouraging community-driven decision-making.
The Sui Foundation oversees ecosystem development, distributing funds for grants, research, and innovation to drive network growth. The Sui Foundation is an independent, non-profit entity established to support and advance the adoption, security, and sustainability of the Sui Network. The Sui Foundation is dedicated to fostering an open, decentralized ecosystem that empowers developers, users, and enterprises to build and interact with blockchain-based applications. As the primary steward of the SUI Network, it plays a pivotal role in the protocol’s long-term development by overseeing ecosystem growth, allocating community resources, funding research initiatives, and ensuring governance transparency. The Sui Foundation operates in alignment with the principles of decentralization, innovation, and inclusivity, promoting an equitable and sustainable blockchain ecosystem.
SUI Initial Distribution and Supply
At the SUI genesis block, a total of 10 billion SUI were allocated across various stakeholders to support the long-term development and decentralization of the network. These allocations included: (i) existing employees and advisors of Mysten Labs; (ii) Mysten Labs for operational treasury and future employee incentives; (iii) backers of the Sui network, including early-stage investors in Mysten Labs; (iv) a public sale aimed at distributing tokens to a broader community of developers and network participants; and (v) community programs, including grants, ecosystem incentives, staking rewards, and liquidity incentives, managed by the Sui Foundation (the “Genesis SUI Tokens”).
Of the Genesis SUI Tokens, approximately 6% were allocated to public sales and community access programs, 50% to the community reserve for ecosystem and community development initiatives, 20% to early contributors, including team members and advisors, 14% to backers and investors, and 10% to the Mysten Labs Treasury for network growth and sustainability. Each category was subject to distinct vesting and release schedules, ensuring gradual distribution over time to promote decentralization and long-term network stability. Since launch, portions of the allocated SUI have already been distributed in accordance with the established release schedules.

SUI Market and Digital Asset Trading Platforms
All transactions on the SUI Network require SUI to pay for gas fees, which cover the computational resources necessary for processing and validating transactions. SUI also plays a fundamental role in securing the network through its proof-of-stake mechanism, where validators stake SUI to participate in consensus. Additionally, SUI is used within decentralized applications, smart contract execution, staking rewards, and governance decisions within the SUI Network.
Beyond its utility within the network, investors may purchase and sell SUI as a means of speculating on its market value or as a long-term investment to gain exposure to the SUI ecosystem. The value of SUI in the market is influenced by several factors, including the supply and demand for SUI, adoption of the SUI Network by developers and enterprises, network activity and transaction volume, staking participation, and broader market conditions affecting digital assets. As the adoption of the SUI Network grows and demand for its blockspace increases, the economic dynamics of SUI may evolve accordingly.
The most common means of determining a reference value is surveying trading platforms where secondary markets for SUI exist. The most prominent digital asset trading platforms are often referred to as “exchanges”. However, they are not regulated and do not report trade information in the same way as a national securities exchange (“Digital Asset Trading Platform”). As such, there are some differences in the form, transparency, and reliability of trading data from Digital Asset Trading Platforms. Generally speaking, SUI data is available from these Digital Asset Trading Platforms, which have publicly disclosed valuations for each executed trade, measured by one or more fiat currencies such as the US dollar or Euro or another digital asset such as USDC or USDT. In addition, SUI and SUI-based tokens (and the cryptocurrency and crypto tokens transiting other smart contract networks) are often traded through decentralized smart contract platforms, referred to as “decentralized exchanges.” OTC dealers or market makers do not typically disclose their trade data.
Additional Information about the Spot Crypto Asset ETPs
The Fund may derive a significant amount of its exposure to the price performance of Crypto Assets from its investment in swap agreements or options that reference a Spot Crypto Asset ETP. The Spot Crypto Asset ETPs in which the Fund may use as a reference asset) are exchange-traded products that are designed to provide exposure to the performance of Crypto Assets and are fully secured by holdings of Crypto Assets. The Spot Crypto Asset ETPs in which the Fund may invest include ETPs listed on a European exchange, or U.S. ETPs, which are exchange-traded funds registered under the Securities Act of 1933, as amended and listed on a U.S. national securities exchange, but not registered under the 1940 Act. Each non-U.S. Spot Crypto Asset ETP issues bonds that are collateralized by the respective amount of units of a Crypto Asset. The Issuer shall at any given time procure in relation to issued bonds that it holds such amount of the Crypto Asset equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of a Crypto Asset. The value and performance of the bonds materially depends on the value and performance of issuer’s holdings of the applicable Crypto Asset. Based on the non-U.S. Spot Crypto Asset ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of the Crypto Asset nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot Crypto Asset ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants. Once the bonds issued by non-U.S. Spot Crypto Asset ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
Additional information about each of the Spot DOGE ETPs in which the DOGE Fund may use as a reference asset as of the date of this Prospectus is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	DOGE Holdings (as of October 31, 2025)
21Shares Dogecoin ETP	Switzerland	SIX Swiss Exchange	$22.61m
Additional information about each of the Spot SUI ETPs in which the SUI Fund may use as a reference asset as of the date of this Prospectus is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	SUI Holdings (as of October 31, 2025)
21Shares Sui Staking ETP	Switzerland	Euronext Amsterdam Euronext Paris	$130.04m
VanEck Sui ETN	Liechtenstein	Euronext Amsterdam Euronext Paris	$107.81m
The value of shares of a Spot Crypto Asset ETP may not directly correspond to the price of the applicable Crypto Asset, and is highly volatile. The price of a Spot Crypto Asset ETP may go down even if the price of the Crypto Asset remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Each Spot Crypto Asset ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of the applicable Crypto Asset. This means the sponsor does not speculatively sell Crypto Assets at times when its price is high or speculatively acquire a Crypto Asset at low prices in the expectation of future price increases. The Spot Crypto Asset ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot Crypto Asset ETP’s custodian will keep custody of the Spot Crypto Asset ETP’s Crypto Asset, and will keep all of the private keys associated with such Spot Crypto Asset ETP’s Crypto Asset held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot Crypto Asset ETP’s Crypto Asset are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
Each Fund may invest in Spot Crypto Asset ETPs managed by, sponsored by, or otherwise related to the Sub-Adviser or Adviser. Spot Crypto Asset ETPs in which a Fund may invest can be expected to incur fees and expenses for operations, such as management and administration fees, which would be in addition to those incurred by the Fund, and which, with respect to Spot Crypto Asset ETPs managed by, sponsored by or otherwise related to the Sub-Adviser, will be received in full or in part by the Sub-Adviser. Therefore, when choosing among potential Spot Crypto Asset ETPs, the Sub-Adviser and Adviser face a conflict of interest because they or entities related to them will receive additional fees when a Fund invests in Spot Crypto Asset ETPs that the Sub-Adviser or Adviser manages, sponsors or is related to.
Principal Investment Risks
Crypto Assets and crypto-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in a Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. You may lose the entire principal amount of your investment in a single day. The performance of crypto-related investments, and therefore the performance of a Fund, may differ significantly from the performance of the applicable Crypto Asset.
An investment in a Fund does not represent a complete investment program. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.
•Crypto Asset Risk. Each Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of a Crypto Asset, could have a material adverse effect on the value of a Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Crypto Assets as crypto assets, including the fact that the Crypto Assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of a Fund’s shares depends on the acceptance of the applicable Crypto Asset. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors affecting the price and market for Crypto Assets held by a Fund.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding Crypto Assets currently account for a significant portion of demand for any Crypto Asset. Such speculation regarding the potential future appreciation in the price of Crypto Assets may artificially inflate or deflate the price of Crypto Assets. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of Crypto Asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant Crypto Asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in Crypto Asset adoption continues in the near or medium-term, there is no assurance that Crypto Asset usage will continue to grow over the long-term. A contraction in the use of a Crypto Asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the Crypto Asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period

(known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a Crypto Asset’s network and the value of the Crypto Asset.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any Crypto Asset is a “security” may adversely affect the value of the Crypto Asset and the value of a Fund’s shares, and, if the Crypto Asset is not, or cannot, be registered as a security, result in a potential exclusion from a Fund.
Depending on its characteristics, a Crypto Asset may be considered a “security” under the federal securities laws. The test for determining whether a particular Crypto Asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities, and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letter to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other Crypto Assets on the basis that the Crypto Assets in question are securities. More recently, the SEC has also brought enforcement actions against various Crypto Asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the Crypto Assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaints, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
Whether a Crypto Asset is a security under the federal securities laws depends on whether it is included in the lists of instruments making up the definition of “security” in the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act. Crypto assets as such do not appear in any of these lists, although each list includes the terms “investment contract” and “note,” and the SEC has typically analyzed whether a particular digital asset is a security by reference to whether it meets the tests developed by the federal courts interpreting these terms, known as the “Howey” and “Reves” tests, respectively. For many Crypto Assets, whether or not the Howey or Reves tests are met is difficult to resolve definitively, and substantial legal arguments can often be made both in favor of and against a particular Crypto Asset qualifying as a security under one or both tests. Adding to the complexity, the SEC staff has indicated that the security status of a particular Crypto Asset can change over time as the relevant facts evolve.
As part of determining whether a Crypto Asset is a security for purposes of the federal securities laws, Listed Funds Trust (the “Trust”) takes into account a number of factors, including the various definitions of “security” under the federal securities laws and federal court decisions interpreting elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as reports, orders, press releases, public statements and speeches by the SEC, its commissioners and its staff providing guidance on when a digital asset may be a security for purposes of the federal securities laws.If an appropriate court determines that a Crypto Asset is a security, the Adviser would not intend to permit a Fund to continue holding its investments in a way that would violate the federal securities laws.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to Crypto Assets. Such manipulation could cause investors in Crypto Assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for Crypto Assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in Crypto Assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of Crypto Asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at Crypto Asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in Crypto Assets may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own Crypto Assets or the quantity of Crypto Assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their Crypto Assets, which could depress the price of the applicable Crypto Asset, or otherwise attempt to manipulate the price of the Crypto Asset.

Events that reduce user confidence in a Crypto Asset, the applicable blockchain and the fairness of Crypto Asset trading venues could have a negative impact on the price of a Crypto Asset and the value of an investment in a Fund.
If the Crypto Asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve, and state financial institution regulators), among other things, trading in the Crypto Assets may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of the Crypto Assets. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade the Crypto Assets (which may materially impact price, volatility, or trading of the Crypto Assets more generally). Each of these events could have a negative impact on the value of an investment in a Fund.
The trading of Crypto Assets are fragmented across numerous trading venues. The fragmentation of the volume of Crypto Asset transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of Crypto Assets. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of smart contracts running on a blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a Crypto Asset could result in a significant theft of the Crypto Asset and a loss of public confidence, which could lead to a decline in the value of the Crypto Asset and, as a result, adversely impact a Fund’s investment in a Crypto Asset. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a Crypto Asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the Crypto Asset, which would adversely affect a Fund’s investment in a Crypto Asset.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a Crypto Asset networks, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a Crypto Asset network running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with the Crypto Assets, such competition could impact demand for the Crypto Assets and could adversely impact the value of a Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.
A future fork in the Crypto Asset network for a Crypto Asset could adversely affect the value of a Fund’s shares.
◦Attack Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
▪“33% attack” where, if a validator or group of validators were to gain control of more than 33% of the total staked Crypto Asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain.
▪“50% attack” where, if a miner or group of miners acting in concert were to gain control of more than 50% of the network mining power on the blockchain, a malicious actor would be able to gain full control of the blockchain and the ability to manipulate the blockchain on a forward-looking basis, including censoring transactions following the achievement of threshold, double- spending and fraudulent block propagation, while the attacker maintains the threshold. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker's ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively.
▪“>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked Crypto Asset on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a Crypto Asset in the event of an exploit. If a significant portion of a Crypto Asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the Crypto Asset.
◦Crypto Asset Tax Risk. Current IRS guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that has appreciated in value.
•DOGE Risk (DOGE Fund only). DOGE is a decentralized digital asset that originated as a satirical take on bitcoin but has since evolved into a widely recognized memecoin. Despite its popularity, DOGE faces a number of structural, regulatory, and market-related risks that may adversely affect its long-term viability.
DOGE’s price has historically exhibited extreme volatility, often driven by speculative interest, social media influence, and celebrity endorsements. These factors have contributed to rapid price appreciation followed by steep drawdowns, a pattern that has repeated multiple times throughout DOGE’s history. The asset’s momentum-driven valuation model makes it particularly susceptible to shifts in investor sentiment, which may result in significant price fluctuations and undermine its utility as a medium of exchange.
The DOGE network operates on a proof-of-work consensus mechanism and supports merged mining with Litecoin. While this provides some security benefits, it also introduces dependencies and potential conflicts of interest. A decline in miner participation or a shift in incentives could reduce network security and increase the risk of malicious activity, including 51% attacks or double-spending. Additionally, the network’s unlimited supply model may exert long-term inflationary pressure on the asset’s value, especially in the absence of sustained demand growth.
DOGE’s governance is informal and decentralized, relying on voluntary consensus among developers and community members. This structure has led to inconsistent development activity and limited protocol upgrades. The absence of a formal roadmap or funding mechanism may hinder DOGE’s ability to adapt to evolving market conditions or technological challenges. Furthermore, the network’s reliance on a small group of contributors increases the risk of centralization and governance capture.
The regulatory landscape for digital assets remains uncertain, and DOGE may be subject to increased scrutiny from U.S. and international authorities. A determination that DOGE constitutes a security under federal law could result in enforcement actions, trading restrictions, or delistings from major platforms. Such outcomes would likely impair liquidity and reduce investor access, negatively impacting the asset’s market value.
DOGE’s market infrastructure is largely dependent on unregulated or lightly regulated digital asset exchanges. These platforms may be vulnerable to fraud, manipulation, cybersecurity breaches, or operational failures. Past incidents involving major exchanges have led to significant losses and market disruptions. The lack of transparency and oversight in these venues may undermine investor confidence and contribute to price volatility.
The asset’s memecoin status introduces additional risks. DOGE’s value is often influenced by viral trends, celebrity endorsements, and online communities, which may not be sustainable over time. While such attention can drive short-term demand, it may also expose the asset to reputational risks and regulatory scrutiny. Negative associations with public figures or government entities could diminish DOGE’s appeal and reduce its adoption.
DOGE’s utility as a payment method remains limited. Although it is accepted by some merchants and used for tipping and donations, its adoption in retail and commercial contexts is minimal. The asset’s high volatility, lack of scalability, and limited developer ecosystem constrain its competitiveness relative to other digital assets and payment technologies. The DOGE blockchain is also exposed to technical risks, including software bugs, network congestion, and protocol vulnerabilities. Any disruption in transaction processing or consensus could impair the network’s functionality and erode user trust. Additionally, the irreversible nature of blockchain transactions means that errors or thefts involving private keys may result in permanent loss of funds.
Forks and clones of the DOGE protocol may further fragment the ecosystem and dilute user engagement. A hard fork could lead to competing versions of the network, each with its own token and governance structure. Such events may confuse users, disrupt trading activity, and reduce the value of both chains. Clones of DOGE may also compete for market share, developer attention, and community support.
In summary, DOGE’s long-term prospects are subject to a range of risks, including market volatility, governance challenges, regulatory uncertainty, and technological limitations. While the asset has achieved significant cultural recognition, its sustainability as a digital currency remains uncertain. These factors may adversely affect the value of DOGE.
•SUI Risk (SUI Fund only). Since inception, the price of SUI has exhibited extreme volatility, with significant drawdowns and sharp rallies. For example, SUI reached an all-time low of $0.3643 in October 2023 and an all-time high of $5.35 in January 2025, before settling at $2.21 as of March 2025. SUI remains exposed to similar systemic shocks, and future volatility could materially impair its market value.
SUI’s network architecture introduces additional risks. The protocol’s reliance on validator consensus means that if a malicious actor were to control more than 33% of staked SUI, they could delay transaction finality; with over 66%, they could potentially rewrite transaction history or censor activity. Although no such attack has occurred to date, the concentration of SUI among early contributors and ecosystem reserves increases the theoretical risk of validator collusion or governance capture.
The SUI Network’s governance is decentralized in theory but lacks formalized processes for protocol upgrades or dispute resolution. Like other open-source blockchain projects, SUI depends on voluntary coordination among developers, validators, and users. This structure can hinder responsiveness to technical challenges or security vulnerabilities. In the absence of a centralized authority, disagreements over protocol direction could lead to contentious forks or fragmentation of the community. Any such split could dilute developer resources, confuse users, and depress the value of SUI.
SUI’s validator incentives are tied to staking rewards and transaction fees. However, the network’s fee-burning mechanism reduces the portion of fees available to validators, potentially weakening long-term economic sustainability. If validator rewards fail to offset operational costs or slashing penalties, participation may decline, reducing network security and increasing the risk of attack. Additionally, the bonding and unbonding periods required for staking limit liquidity and may deter institutional engagement.
Smart contracts on SUI are written in Move, a language designed to minimize vulnerabilities. Nonetheless, smart contract exploits remain a persistent risk across all blockchain platforms. SUI’s smart contracts may also be governed by “admin keys” or privileged users, creating potential vectors for abuse or mismanagement. If a critical contract is compromised, user funds could be lost, and confidence in the network could erode.
SUI’s utility is closely tied to DeFi and token issuance use cases. These sectors are inherently cyclical and speculative, and demand for SUI may fluctuate accordingly. SUI’s use in retail or commercial payments remains minimal, and its long-term value proposition is unproven. If user interest shifts toward more established or feature-rich platforms, SUI may struggle to maintain relevance.he network’s scalability is also contingent on the performance of cross-chain communication protocols. Delays in transaction finality on source or destination chains can create bottlenecks, undermining the user experience. While SUI aims to offer high throughput, it competes with other high-performance, which may offer superior developer ecosystems or broader integrations.

Regulatory uncertainty presents another material risk. Governments and regulators globally are increasing scrutiny of digital assets, particularly those with privacy features or decentralized governance. If SUI is deemed to facilitate illicit activity or fails to comply with evolving legal standards, exchanges may delist the token, or users may be restricted from accessing the network. Additionally, banks may refuse to service businesses that interact with SUI, further limiting its utility and adoption.
The potential for forks or clones of the SUI protocol introduces further complexity. A hard fork could result in two competing versions of the network, each with its own token, user base, and validator set. This could confuse users, fragment liquidity, and reduce the value of both chains. Clones of the SUI codebase may also emerge, creating competing ecosystems that dilute developer attention and user engagement.
Finally, SUI’s proof-of-stake consensus model is relatively new and untested at scale compared to Bitcoin’s proof-of-work system. While it offers energy efficiency and faster finality, it may harbor undiscovered vulnerabilities or incentive misalignments. If the network fails to scale securely or suffers a major technical failure, the value of SUI could decline sharply.
In summary, while SUI presents a novel approach to scalable smart contract execution, it faces significant risks related to market volatility, validator centralization, governance fragmentation, smart contract security, regulatory exposure, and competitive pressure. These factors may adversely affect the long-term viability of the network and the value of SUI.
•Exposure Risk. Each Fund expects to have significant exposure to its referenced Crypto Asset. As a result, a Fund’s performance may be disproportionately and significantly impacted by the poor performance of such Crypto Asset or events materially affecting the ecosystem of such Crypto Asset. A Fund’s significant exposure to its referenced Crypto Assets makes it more susceptible to any single occurrence affecting such Crypto Asset and related ETPs and crypto-related investments, and may subject a Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. Each Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. Each Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Funds and the Adviser’s ability to control a Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve a Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Funds expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Funds may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause a Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through a Fund. Most investors will buy and sell shares of a Fund on an exchange through a broker-dealer. Furthermore, a Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, a Fund’s performance could be negatively impacted.
•Clearing Broker Risk. The failure or bankruptcy of a Fund’s and its Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as a Fund and its Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. A Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness.
Money market funds are subject to management fees and other expenses, and a Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause a Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. Each Fund’s investment exposure to commodities futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser and Sub-Adviser are each registered as a CTA and a CPO, and each Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Funds related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Funds. However, a Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund generally enters into derivatives transactions, such as futures contracts and swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, if any collateral posted by the counterparty for the benefit of the Fund is insufficient, or if there are delays in the Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery, and the value of an investment held by the Fund may decline. A Fund also may not be able to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union, and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert a counterparty’s obligations to a Fund to equity (sometimes referred to as a “bail-in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. A Fund generally enters into swap agreements or other financial instruments with major financial intermediaries and seeks to mitigate risks by generally requiring that the counterparties for the Fund post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above. If a counterparty’s credit rating declines, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent a Fund’s counterparties are concentrated in the financial services sector, such Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting the sector. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement is often backed by a FCM or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as a Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, a Fund’s primary listing exchange, or the issuers of securities in which a Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. A Fund and its respective shareholders could be negatively impacted as a result.
•Daily Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Crypto Asset’s price and therefore achieve its daily leveraged investment objective. Each Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with the Crypto Asset’s price’s performance. In addition, a Fund’s exposure to a Crypto Asset price is impacted by the Crypto Asset price’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to Crypto Asset price at the end of each day. The possibility of a Fund being materially over- or under-exposed to Crypto Asset price increases on days when the Crypto Asset price is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
A Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade resulting in the inability of the Fund to execute intended portfolio transactions, and regulatory and tax considerations, which may cause the Fund to hold (or not to hold) certain instruments. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with its Crypto Asset. A Fund may be subject to large movements of assets into and out the Fund, potentially resulting in the Fund being over- or under-exposed to the Crypto Asset. These factors could decrease the correlation between the performance of a Fund and its Crypto Asset and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. A Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by a Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause a Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in such Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact such Fund’s after-tax returns. To the extent a Fund invests in such derivative instruments, the value of such Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect a Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of underlying asset; (b) possible lack of a liquid market for a futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and such Fund may have to sell investments at a time when it may be disadvantageous to do so. If a Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses.
Investment in exchange-traded futures contracts may expose a Fund to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, a Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, a Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM. A Subsidiary intends to invest in futures contracts, which requires that the Subsidiary and/or its parent Fund maintain liquid assets sufficient to satisfy any margin or similar trading account maintenance requirements.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, a Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This is commonly referred to as “rolling.” The price of commodities futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can affect a Fund’s performance. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses. In addition, the costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of a Fund. Because of the frequency with which a Fund expects to roll commodities futures contracts, the effects of such contango or backwardation may be greater than would be the case if such Fund experienced lower portfolio turnover.
◦Swap Agreements Risk. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a FCM or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to a Fund.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to a Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
◦Swaps Capacity Risk. If a Fund’s or its respective Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the applicable Crypto Asset market, a disruption to the applicable Crypto Asset market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the applicable Fund. Any disruption in a Fund’s or its respective Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of the applicable Crypto Asset. Additionally, the ability of a Fund or its respective Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.

Margin levels for swap contracts based on a Crypto Asset may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent a Fund, or its respective Subsidiary, from obtaining sufficient exposure to Crypto Asset-based swaps and may adversely affect its ability to achieve its investment objective. Further, swaps counterparties utilized by a Fund or its respective Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or its respective Subsidiary can obtain through such counterparty. If a Fund or its respective Subsidiary cannot obtain sufficient exposure to Crypto Asset-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When a Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by a Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by a Fund or its Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in a Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that a Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Foreign Exchange-Traded Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, they may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the funds’ orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•Effects of Compounding and Market Volatility Risk. Each Fund has daily leveraged investment objectives, and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from the applicable Crypto Asset’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of the relevant Crypto Asset due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that a Fund’s use of leverage will cause the Fund to underperform the return of 200% of the applicable Crypto Asset in a trendless or flat market.
The table below provides examples of how Crypto Asset volatility could affect a Fund’s performance. The table illustrates the impact of two factors that affect a Fund’s performance: Crypto Asset volatility and Crypto Asset return. Crypto Asset returns show the percentage change in the value of a Crypto Asset over the specified time period, while Crypto Asset volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if Crypto Asset return over two equal time periods is identical, different Crypto Asset volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The tables below illustrate the impact of two principal factors – price volatility and price performance – on Fund performance. The tables show estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period.
Performance shown in the table assumes that: (i) no dividends were paid with respect to a Crypto Asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for a Fund) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Fund would be expected to lose 6.1% if its Crypto Asset provided no return over a one year period during which the Crypto Asset experienced annualized volatility of 25%. If a Crypto Asset’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for the applicable Fund. At higher ranges of volatility, there is a chance of a significant loss of value even if the price of the Crypto Asset is flat. For instance, if the Crypto Asset price’s annualized volatility is 100%, it is likely that the applicable Fund would lose 63.2% of its value, even if the Crypto Asset price’s cumulative return for the year was only 0%. The volatility of instruments that reflect the value of a Crypto Asset, such as swaps, may differ from the volatility of the Crypto Asset.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Funds are not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that the Funds are designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
•ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because a Fund may hold securities that trade on foreign exchanges that are closed when such Fund’s primary listing exchange is open, such Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•High Portfolio Turnover Risk. A Fund, through its respective Subsidiary, may frequently buy and sell investments. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than two times (2x) the leveraged investment exposure to the relevant Crypto Asset, depending upon the movement of the Crypto Asset from the end of one trading day until the time of purchase. If a Crypto Asset moves in a direction favorable to a Fund, the investor will receive less than two times (2x) the exposure to the Crypto Asset. Conversely, if a Crypto Asset moves in a direction adverse to a Fund, the investor will receive exposure to the Crypto Asset greater than two times (2x). Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of the applicable Crypto Asset.
If there is a significant intra-day market event and/or the price of SUI experiences a significant change that is adverse to a Fund, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.

•Leverage Risk. The Funds seek to achieve and maintain the exposure to the price of a Crypto Asset by using leverage. Therefore, the Funds are subject to leverage risk. When a Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the reference asset may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent a Fund invests in illiquid investments or investments that become less liquid, such investments may have a negative effect on the returns of such Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, such Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if such Fund is forced to sell these investments to meet redemption requests or for other cash needs, the applicable Fund may suffer a loss. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.
•Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, such as trade tensions and the threat of and/or actual imposition of tariffs by the U.S. and other countries, interest rate fluctuations, and events directly involving specific issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
Local, regional, or global events, such as war, acts of terrorism, natural disasters, public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The COVID-19 pandemic, Russia’s invasion of Ukraine, the Israel-Hamas conflict, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Furthermore, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
•New Fund Risk. Each Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Moreover, investors will not be able to evaluate a Fund against one or more comparable funds on the basis of relative performance until such Fund has established a track record.
•Non-Diversification Risk. Each Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.
•Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by a Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide a Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that a Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which a Fund is obligated to repurchase the security.
•Spot Crypto Asset ETP Risks. In addition to the risks associated with Crypto Assets noted above, Spot Crypto Asset ETPs are subject to additional risks:
◦ETP Risk. Each Fund may invest in Spot Crypto Asset ETPs or use them as Reference Assets for crypto-related investments. ETP shares trade like ETFs on a securities exchange. The price of a Spot Crypto Asset ETP is derived from and based upon the value of spot Crypto Asset and cash held by the Spot Crypto Asset ETP. However, shares of Spot Crypto Asset ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Spot Crypto Asset ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot Crypto Asset ETP is based on a basket of a Crypto Asset and cash. Thus, the risks of owning a Spot Crypto Asset ETP generally reflects the risks of owning the Crypto Asset and cash that the Spot Crypto Asset ETP holds. Certain Spot Crypto Asset ETPs, such as the 21Shares Dogecoin ETP and 21Shares Sui Staking ETP, have a limited history of operations. Because certain Spot Crypto Asset ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot Crypto Asset ETP shares being more volatile than the underlying portfolio of a Crypto Asset and cash. Disruptions in the markets for Crypto Assets could result in losses on investment in Spot Crypto Asset ETPs. In addition, an actual trading market may not develop for Spot Crypto Asset ETP shares and the listing exchange may halt trading of a Spot Crypto Asset ETP’s shares. Spot Crypto Asset ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning Crypto Assets directly. A Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot Crypto Asset ETP in addition to the management fees and other expenses paid by the Fund. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot Crypto Asset ETPs.
If the process of creation and redemption of baskets for the Spot Crypto Asset ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by authorized participants intended to keep the price of the shares closely linked to the price of a Crypto Asset may not exist and, as a result, the price of the shares may fall or otherwise diverge from net asset value. The liquidity of the shares may also be affected by the withdrawal from participation of authorized participants. Security threats to the Spot Crypto Asset ETP account at the custodian could result in the halting of the Spot Crypto Asset ETP’s operations and a loss of the Spot Crypto Asset ETP’s assets or damage to the reputation of the Spot Crypto Asset ETP, each of which could result in a reduction in the value of a Fund’s Shares. The price used to calculate the value of the Spot Crypto Asset ETP’s Crypto Assets may be volatile, adversely affecting the value of the Shares. If the Spot Crypto Asset ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot Crypto Asset ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot Crypto Asset ETP’s Crypto Assets, and the Spot Crypto Asset ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the Spot Crypto Asset ETP’s prime execution agent could adversely impact the Spot Crypto Asset ETP’s ability to create or redeem baskets, or could cause losses to the Spot Crypto Asset ETPs. A Spot Crypto Asset ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot Crypto Asset ETP, resulting in significant difference (premium/discount) between the Spot Crypto Asset ETP’s market price and its net asset value. Additionally, a Fund may be unable to transact in the shares of the Spot Crypto Asset ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that a Fund will derive a significant amount of its exposure to the price performance of a Crypto Asset as a result of investing directly in Spot Crypto Asset ETPs or swap agreements or options that reference Spot Crypto Asset ETPs. As a result, a Fund’s performance will be highly dependent on the performance of the Spot Crypto Asset ETPs. If shares of the Spot Crypto Asset ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. Each Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot Crypto Asset ETPs that may not necessarily affect the applicable Crypto Asset market more broadly. This inherently makes an investment in a Fund riskier than an investment in a fund that provides more diversified exposure. Neither a Fund nor the Adviser have conducted due diligence upon the Spot Crypto Asset ETPs and make no representations or warranties whatsoever regarding the Spot Crypto Asset ETPs’ ability to acquire, dispose of or maintain proper custody of a Crypto Asset. In the event that there is an issue regarding the Spot Crypto Asset ETPs’ ability to acquire, dispose of or maintain proper custody of the applicable Crypto Asset, a Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot Crypto Asset ETPs that are used as Reference Assets for a Fund’s crypto-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. A Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Subsidiary Investment Risk. By investing in a Subsidiary, the respective Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the respective Fund and are subject to the same risks that apply to similar investments if held directly by such Fund. A Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its respective Subsidiary to continue to operate as it does currently and could adversely affect such Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, the applicable Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, a Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The income of a Fund from certain Crypto Asset-related investments may be treated as non-qualifying income for purposes of such Fund’s qualification as a RIC, in which case the applicable Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent a Fund invests directly in crypto-related investments, such Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the applicable Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
Each Fund may gain most of its exposure to Crypto Assets through its investment in the Subsidiary, which may invest directly in Crypto Asset-related investments, including swaps, futures contracts and reverse repurchase agreements. Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to Crypto Asset-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of a Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” Each Fund generally will be required to include in its own taxable income the “Subpart F” income of its Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor each Fund’s investments in its Subsidiary to ensure that no more than 25% of a Fund’s assets are invested in its Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which a Fund invests in crypto-related investments may be limited by the qualifying income test and the Asset Diversification Test, which such Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to the applicable Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close a Fund or materially change a Fund’s investment objective and strategies. In the event that a Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain crypto-related investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.
To the extent a Fund invests in crypto-related investments directly such Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of their gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for such Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The extent to which a Fund directly or indirectly invests in crypto-related investments may be limited by the qualifying income and Asset Diversification Tests, which such Fund must continue to satisfy to maintain its status as a RIC.
•Valuation Risk. A Fund or its respective Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.
In addition, there is no assurance that a Fund or its respective Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or its respective Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by such Fund or Subsidiary at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of a Fund’s investments, including derivatives and crypto-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which a Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. A Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. There are two types of whipsaw patterns. The first involves an upward movement in a price, which is then followed by a drastic downward move causing the price to fall relative to its original position. The second type occurs when a share price drops in value for a short time and then suddenly surges upward to a positive gain relative to the original position. Such market conditions could cause substantial losses to a Fund.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.21shares.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Teucrium Investment Advisors, LLC, located at Three Main Street, Suite 215, Burlington, Vermont 05401, serves as the investment adviser for the Funds. The Adviser, subject to the general supervision and oversight of the Board, provides an investment management program for the Funds and manages the day-to-day investment of the Funds’ assets. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. The Adviser is an SEC-registered investment adviser wholly owned by Teucrium Trading, LLC.
The Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below (the “Advisory Fee”).

Fund	Management Fee
21Shares 2x Long Dogecoin ETF	1.89%
21Shares 2x Long Sui ETF	1.89%
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).
A discussion of the basis for the Board’s approval of the Funds’ Advisory Agreement will be available in the Funds’ first Form N-CSR filing with the SEC.
Investment Sub-Adviser
21Shares US LLC (the “Sub-Adviser”), a Delaware limited liability company located at 158 West 27th Street, 4th Floor, New York, New York, 10001, is responsible for the day-to-day management of the Funds subject to the oversight of the Adviser. The Sub-Adviser was founded in June 2021 and registered with the SEC in 2023.
On October 22, 2025, FalconX Holdings Limited (“FalconX”) announced it has agreed to acquire the Sub-Adviser’s parent company, 21co Holdings Limited, in a transaction that is currently expected to close prior to the end of 2025 (the “Transaction”). FalconX is a leading digital asset prime brokerage providing institutions with access to global digital asset liquidity and trading services. Upon the consummation of the Transaction, the Sub-Adviser will be an indirect wholly-owned subsidiary of FalconX. As such, the Transaction may be deemed to constitute a change of control of the Sub-Adviser, which, pursuant to the 1940 Act, will automatically terminate the existing Sub-Advisory Agreement (defined below). In anticipation of the Transaction, the Board, as well as the initial shareholder of the Funds, have approved a new investment sub-advisory agreement between the Trust, on behalf of the Funds, the Adviser, and the Sub-Adviser, as a subsidiary of FalconX, that will be effective upon the consummation of the Transaction without the need for further action from the Funds or their shareholders. The Transaction is not expected to affect the management and operation of the Sub-Adviser, its key personnel, or its day-to-day management of the Funds, and will not result in a change to the sub-advisory fee paid by the Adviser to the Sub-Adviser.
Pursuant to an investment sub-advisory agreement between the Trust, on behalf of each Fund, the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser provides advice to the Adviser regarding the implementation of each Fund’s investment strategy, such as in connection with any rebalancing or reconstitution of their respective Index, subject to the oversight of the Adviser and the Board. The Adviser may, in its sole discretion, consider the advice provided by the Sub-Adviser when making investment decisions for the Fund. For its services, the Sub-Adviser is entitled to a fee paid by the Adviser from its management fee, which fee is calculated daily and paid monthly, at an annual rate based on the accumulative average daily net assets of each fund advised (or sponsored) by the Adviser and sub-advised by the Sub-Adviser, and subject to a minimum annual fee as follows:

Fund	Sub-Advisory Fee
21Shares 2x Long Dogecoin ETF	0.85%
21Shares 2x Long Sui ETF	0.85%
A discussion of the basis for the Board’s approval of the Funds’ Sub-Advisory Agreement will be available in the Funds’ first Form N-CSR filing with the SEC.
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of each Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to each Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by each Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from each Fund’s Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than a Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.

The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.
Management of the Subsidiary
The Adviser also serves as the investment adviser and has overall responsibility for the general management and administration of each Fund’s Subsidiary, pursuant to an investment advisory agreement between the Adviser and the Subsidiary. Under each agreement, the Adviser provides the Subsidiary with the same type of management, under essentially the same terms, as it provides the Funds, including that the Adviser has agreed to pay all expenses of the Subsidiary except for the management fee paid to the Adviser pursuant to its investment management agreement with the Subsidiary, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. The Adviser has contractually agreed to waive the management fees of 1.89% to be paid to the Adviser by the Subsidiary for each Fund. Each waiver agreement will continue in effect for so long as the Fund invests in the Subsidiary, and at least through November 18, 2026, and may be terminated only by a Subsidiary’s Board of Directors at the conclusion of any one-year term or when the Adviser ceases to serve as the investment adviser to the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Funds.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Teucrium Funds. Prior to joining the firm, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Spencer Kristiansen joined Teucrium Trading, LLC in July of 2022. He has responsibilities for Trade Operations and analysis for the Teucrium Funds. Prior to joining the firm, Mr. Kristiansen was an Investment Counselor for Fisher Investments from December 2021 until July 2022 and a Portfolio Advisor for Bank of America Merrill Lynch from January 2019 until September 2021. He graduated summa cum laude from Champlain College with a B.S. in Finance in 2018.
Joran Haugens joined Teucrium Trading, LLC in December of 2022. He has responsibilities for trade operations and execution for the Teucrium Funds. Prior to joining the firm, he worked as an account executive at ED&F Man Capital with a focus on agricultural commodities providing support, information, research, account management and execution for a wide range of customers. Mr. Haugens has more than 20 years of experience in execution and is Series 3 certified.
Christopher Small joined Teucrium Trading, LLC in April of 2025. He is responsible for the execution and implementation of Teucrium’s growing suite of ETF’s and contributes to the development of new products in Teucrium’s multi-asset white-label platform. Prior to joining the firm, he worked as the Director of Trading at Boston-based asset manager Windham Capital from March 2015 until December 2024. Mr. Small graduated from Middlebury College in Vermont and studied economics, premedical coursework, and political science.
Andres Valencia is the Executive Vice President of Investment Management at the Sub-Adviser and a member of the Executive Committee. Before Mr. Valencia joined the Sub-Adviser in June 2021, he was a VP of Operations at JPMorgan as part of the Beta Strategies Group and helped launch and build the company’s ETF business. Mr. Valencia has over ten years of experience managing ETFs. Mr. Valencia started his career in Asset Servicing at Bank of New York Mellon covering commodity and currency ETFs.
Jad Haj Ali is a Director Portfolio Manager at the Sub-Adviser. A Series 3 holder, Mr. Ali has been a part of the 21Shares’ portfolio management team since January 2023. Prior to joining the Sub-Adviser, Mr. Ali gained cryptocurrency trading experience at Token Metrics Ventures where he worked as a quantitative trader beginning in June 2020. Prior to his role at Token Metrics Ventures, Mr. Ali completed his education. Mr. Ali earned a BS in Industrial Engineering from Virginia Tech in 2019 and a MS in Operations Research and Financial Engineering from Columbia University in 2020.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.
Other Service Providers
PINE Distributors LLC, (the “Distributor”), located at 501 South Cherry Street, Suite 610, Denver, Colorado 80246, serves as distributor and principal underwriter to the Funds. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund and is not affiliated with the Adviser, Sub-Adviser, or any of their respective affiliates.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent and index receipt agent (as applicable) for the Funds.
U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, each Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. Similarly, each Fund generally values its swap agreement investments based on the reference assets’ (e.g., a Spot DOGE ETP) closing price on its primary listing exchange. If such information is not available for an investment held by a Fund or is determined to be unreliable, the investment will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).

Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been de-listed or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder limit investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with such Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund expects to pay out dividends, if any, in cash, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund intends to qualify each year for treatment as a RIC within the meaning of Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. A Fund’s investment strategy will significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income or entitled to the dividends received deduction.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the

Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments by the Fund
The Funds invest in foreign securities. Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often each Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Funds’ website at www.teucrium.com.
ADDITIONAL NOTICES
The Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS
Financial information is not available because the Funds had not commenced operations prior to the date of this Prospectus.

21Shares 2x Long Dogecoin ETF
21Shares 2x Long Sui ETF

Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401	Distributor	PINE Distributors LLC 501 South Cherry Street, Suite 610 Denver, Colorado 80246
Sub-Adviser	21Shares US LLC 158 West 27th Street, 4th Floor New York, New York, 10001	Custodian	U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103
Investors may find more information about a Fund in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments of each Fund and certain other additional information. The SAI is on file with the SEC and is incorporated herein by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments will be available in the Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by calling 1-800-617-0004.
Shareholder reports and other information about the Funds also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Funds’ website at www.21shares.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)